                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended June 30, 2000

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series     Description                       Cusip #      Due Date
      --------------------------------------------------------------------------
      1999-1A    Senior Auction Rate Notes ........280907AP1....December 1, 2035
      1999-1B    Senior Auction Rate Notes ........280907AQ9....December 1, 2035
      1999-1C    Subordinate Auction Rate Notes ...280907AR7....December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      None

C.    Principal Outstanding - June, 2000
      ----------------------------------

                            Principal         Principal               Principal
                         Outstanding,          Payments            Outstanding,
      Series           Start of Month      During Month            End of Month
      -------------------------------------------------------------------------
      1999-1A         $ 78,000,000.00             $0.00         $ 78,000,000.00
      1999-1B           39,000,000.00              0.00           39,000,000.00
      1999-1C            9,300,000.00              0.00            9,300,000.00
                      ---------------------------------------------------------
      Totals          $126,300,000.00             $0.00         $126,300,000.00
                      =========================================================

D.    Accrued Interest Outstanding - June, 2000
      -----------------------------------------


                  Accrued Interest           Interest           Interest  Accrued Interest           Interest
                      Outstanding,            Accrued           Payments      Outstanding,         Rate As Of
      Series        Start of Month       During Month       During Month      End of Month       End Of Month
      -------------------------------------------------------------------------------------------------------

      1999-1A           $14,343.33        $430,495.00        $401,613.33        $43,225.00           6.65000%
      1999-1B             7,150.00         214,500.00         200,200.00         21,450.00           6.60000%
      1999-1C             1,733.42          51,987.00          48,535.67          5,184.75           6.69000%
                  ------------------------------------------------------------------------
      Totals            $23,226.75        $696,982.00        $650,349.00        $69,859.75
                  ========================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------
                   Interest Period
      Series         Starting Date        Net Loan Rate
      -------------------------------------------------
      1999-1A            26-Jul-00                8.20%
      1999-1B            26-Jul-00                8.27%
      1999-1C            26-Jul-00                8.07%

F.    Noteholders' Carry-Over Amounts - June, 2000
      --------------------------------------------

                     Carry-Over                                      Carry-Over
                       Amounts,       Additions        Payments        Amounts,
      Series     Start of Month    During Month    During Month    End of Month
      -------------------------------------------------------------------------
      1999-1A             $0.00           $0.00           $0.00           $0.00
      1999-1B              0.00            0.00            0.00            0.00
      1999-1C              0.00            0.00            0.00            0.00
                 --------------------------------------------------------------
      Totals              $0.00           $0.00           $0.00           $0.00
                 ==============================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - June, 2000
      ----------------------------------------------------------------

                         Accrued        Interest        Interest         Accrued
                       Interest,         Accrued        Payments       Interest,
      Series      Start of Month    During Month    During Month    End of Month
      --------------------------------------------------------------------------
      1999-1A              $0.00           $0.00           $0.00           $0.00
      1999-1B               0.00            0.00            0.00            0.00
      1999-1C               0.00            0.00            0.00            0.00
                 ---------------------------------------------------------------
      Totals               $0.00           $0.00           $0.00           $0.00
                 ===============================================================

II.   Fund Information
      ----------------

A.    Reserve Fund - June, 2000
      -------------------------
                                                                          Amount
                                                                 ---------------
      Balance, Start of Month ...................................  $1,894,500.00
      Additions During Month ....................................           0.00
      Less Withdrawals During Month .............................           0.00
                                                                 ---------------
      Balance, End of Month .....................................  $1,894,500.00
                                                                 ===============

B.    Capitalized Interest Account - June, 2000
      -----------------------------------------
                                                                          Amount
                                                                 ---------------
      Balance, Start of Month....................................  $4,554,040.99
      Additions During Month.....................................           0.00
      Less Withdrawals During Month..............................           0.00
                                                                 ---------------
      Balance, End of Month......................................  $4,554,040.99
                                                                 ===============

C.    Acquisition Account  - June, 2000
      ---------------------------------

                                                                          Amount
                                                                 ---------------
      Balance, Start of Month....................................          $0.00
      Additions During Month (Transfers from Surplus Fund).......      25,153.16
      Less Withdrawals for Eligible Loans:
        Principal Acquired.......................................    (25,153.16)
        Premiums and Related Acquisition Costs...................           0.00
                                                                 ---------------
      Balance, End of Month......................................          $0.00
                                                                 ===============

D.    Alternative Loan Guarantee Account - June, 2000
      -----------------------------------------------
                                                                          Amount
                                                                 ---------------
      Balance, Start of Month....................................  $1,629,614.10
      Guarantee Fees Received During Month.......................           0.00
      Interest Received During Month.............................       7,998.49
      Other Additions During Month...............................           0.00
      Less Withdrawals During Month for Default Payments.........           0.00
                                                                 ---------------
      Balance, End of Month......................................  $1,637,612.59
                                                                 ===============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - June, 2000
      -----------------------------------------------
                                                                          Amount
                                                                 ---------------
      Balance, Start of Month....................................$108,379,507.97
      Loans Purchased / Originated...............................      25,153.16
      Capitalized Interest.......................................     440,414.20
      Less Principal Payments Received........................... (1,043,802.22)
      Other Increases (Decreases)................................         118.54
                                                                 ---------------
      Balance, End of Month......................................$107,801,391.65
                                                                 ===============

B.    Composition of Student Loan Portfolio as of June 30, 2000
      ---------------------------------------------------------

                                                                          Amount
                                                                 ---------------
      Aggregate Outstanding Principal Balance....................$107,801,391.65
      Number of Borrowers........................................         16,332
      Average Outstanding Principal Balance Per Borrower.........         $6,601
      Number of Loans (Promissory Notes).........................         29,894
      Average Outstanding Principal Balance Per Loan.............         $3,606
      Weighted Average Interest Rate.............................          7.78%

C.    Distribution of Student Loan Portfolio by Loan Type as of June 30, 2000
      -----------------------------------------------------------------------

                                                       Outstanding
                                                         Principal
      Loan Type                                            Balance       Percent
      --------------------------------------------------------------------------
      Stafford - Subsidized........................ $37,178,569.32         34.5%
      Stafford - Unsubsidized......................  22,092,346.72         20.5%
      PLUS.........................................  12,645,310.13         11.7%
      SLS..........................................     114,443.50          0.1%
      Consolidation................................   5,866,150.32          5.4%
      Alternative..................................  29,904,571.66         27.7%
                                                   -----------------------------
      Total........................................$107,801,391.65       100.0%
                                                   =============================

D.   Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2000
     ---------------------------------------------------------------------------

                                                       Outstanding
                                                         Principal
      Interest Rate                                        Balance       Percent
      --------------------------------------------------------------------------
      Less Than 7.00%.............................. $25,327,228.99         23.5%
      7.00% to 7.49%...............................   6,781,880.97          6.3%
      7.50% to 7.99%...............................  44,407,823.22         41.2%
      8.00% to 8.49%...............................  18,241,685.07         16.9%
      8.50% to 8.99%...............................           0.00          0.0%
      9.00% to 9.49%...............................   8,881,769.00          8.2%
      9.50% or Greater.............................   4,161,004.40          3.9%
                                                   -----------------------------
      Total........................................$107,801,391.65        100.0%
                                                   =============================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      June 30, 2000
      -------------

                                                       Outstanding
                                                         Principal
      Borrower Payment Status                              Balance       Percent
      --------------------------------------------------------------------------
      School....................................... $21,283,273.39         19.7%
      Grace........................................   3,900,615.09          3.6%
      Repayment....................................  67,118,860.08         62.3%
      Deferment....................................   9,660,475.21          9.0%
      Forbearance..................................   5,400,971.72          5.0%
      Claims.......................................     437,196.16          0.4%
                                                   -----------------------------
      Total........................................ $107,801,391.65       100.0%
                                                   =============================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      June 30, 2000
      -------------


                                                                         Percent by Outstanding Balance
                                                                        --------------------------------
                                                                             Repayment,
                                                                             Deferment,
                                                        Outstanding         Forbearance
                                                          Principal     & Claims Status     All Loans in
      Delinquency Status                                    Balance          Loans Only        Portfolio
      --------------------------------------------------------------------------------------------------

      31 to 60 Days ...............................   $2,181,409.71                2.6%             2.0%
      61 to 90 Days ...............................    1,269,410.58                1.5%             1.2%
      91 to 120 Days ..............................      858,697.99                1.0%             0.8%
      121 to 180 Days .............................    1,252,000.35                1.5%             1.2%
      181 to 270 Days .............................    1,513,583.29                1.8%             1.4%
      Over 270 Days ...............................      143,799.11                0.2%             0.1%
      Claims Filed, Not Yet Paid...................      406,666.34                0.5%             0.4%
                                                   -----------------------------------------------------
      Total .......................................   $7,625,567.37                9.2%             7.1%
                                                   =====================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of June 30,
      -------------------------------------------------------------------------
      2000
      ----

                                                       Outstanding
                                                         Principal
      Guarantee Status                                     Balance       Percent
      --------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...................    $407,810.03          0.4%
      FFELP Loan Guaranteed 98%....................  77,489,009.96         71.9%
      Alternative Loans Non-Guaranteed.............  29,904,571.66         27.7%
                                                   -----------------------------
      Total........................................$107,801,391.65        100.0%
                                                   =============================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of June 30,
      -------------------------------------------------------------------------
      2000
      ----

                                                       Outstanding
                                                         Principal
      Guarantee Agency                                     Balance       Percent
      --------------------------------------------------------------------------
      Education Assistance Corporation............. $38,001,335.23         35.3%
      California Student Aid Commission............  20,833,495.69         19.3%
      United Student Aid Funds, Inc................   8,103,396.27          7.5%
      Pennsylvania Higher Education Assistance
       Agency......................................   4,551,946.48          4.2%
      Great Lakes Higher Education Corporation.....   4,465,290.01          4.1%
      Other Guarantee Agencies.....................   1,941,356.31          1.8%
      Alternative Loans Non-Guaranteed.............  29,904,571.66         27.7%
                                                       -------------------------
      Total........................................$107,801,391.65        100.0%
                                                       =========================

I.    Fees and Expenses Accrued For / Through  June, 2000
      ---------------------------------------------------
                                                                       For The 6
                                                                    Months Ended
                                                June, 2000         June 30, 2000
                                               ---------------------------------
      Servicing Fees........................... $94,326.22           $542,834.28
      Indenture Trustee Fees...................   2,631.30             15,787.61
      Broker / Dealer Fees.....................  26,312.50            125,422.91
      Auction Agent Fees.......................   2,105.00             12,770.34
      Other Permitted Expenses.................       0.00                  0.00
                                               ---------------------------------
      Total....................................$125,375.02           $696,815.14
                                               =================================

J.    Ratio of Assets to Liabilities as of June 30, 2000
      --------------------------------------------------

                                                                          Amount
                                                                 ---------------
      Total Indenture Assets.....................................$125,948,075.59
      Total Indenture Liabilities................................ 126,463,520.37
                                                                 ---------------
      Ratio......................................................         99.59%
                                                                 ===============